Exhibit 10.2

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE ISSUANCE DATE BELOW, WILL BE INSERTED AT TIME OF LC ISSUANCE.)

DATED:             , 20

BENEFICIARY:

BXP MISSION 535 LLC

A DELAWARE LIMITED LIABILITY COMPANY

C/O BOSTON PROPERTIES, INC.

[INSERT STREET ADDRESS]

[INSERT CITY, STATE, ZIP CODE]

AS “LANDLORD”

APPLICANT:

ENVIVIO INC.

400 OYSTER POINT BLVD., SUITE 111

SOUTH SAN FRANCISCO, CA 94080

AS “TENANT”

AMOUNT:	US$329,118.34 (THREE HUNDRED TWENTY-NINE THOUSAND ONE HUNDRED EIGHTEEN AND 34/100 U.S. DOLLARS)

EXPIRATION DATE:	, 20

LOCATION:	SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF             IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THE BANK’S OFFICE (AS DEFINED BELOW) OF THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.

2.	YOUR SIGHT DRAFT, IN WHOLE OR IN PART DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.

3.	YOUR SIGNED STATEMENT STATING ANY OF THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH:

A)	“PURSUANT TO THE TERMS OF THAT CERTAIN OFFICE LEASE DATED [INSERT DATE] BY AND BETWEEN TENANT, AND BENEFICIARY, AS LANDLORD, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, LANDLORD IS ENTITLED TO DRAW UPON THE LETTER OF CREDIT.”

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE ISSUANCE DATE BELOW, WILL BE INSERTED AT TIME OF LC ISSUANCE.)

DATED:             , 20

OR

B)	“THE BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF THIS LETTER OF CREDIT NO. SVBSF AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”

OR

C)	“THE BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF THIS LETTER OF CREDIT NO. SVBSF AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THE LEASE, WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”

OR

D)	“BENEFICIARY HAS RECEIVED A NOTICE FROM SILICON VALLEY BANK THAT ITS IRREVOCABLE LETTER OF CREDIT NUMBER SVBSF WILL NOT BE EXTENDED AND APPLICANT HAS FAILED TO PROVIDE A REPLACEMENT LETTER OF CREDIT SATISFACTORY TO BENEFICIARY WITHIN THIRTY (30) DAYS PRIOR TO THE CURRENT EXPIRATION DATE.”

THE LEASE MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IS NOT INTENDED THAT SAID LEASE BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED. THE ORIGINAL OF THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO BENEFICIARY UNLESS IT IS FULLY UTILIZED.

WE AGREE THAT WE SHALL HAVE NO DUTY OR RIGHT TO INQUIRE AS TO THE BASIS UPON WHICH BENEFICIARY HAS DETERMINED THAT THE AMOUNT IS DUE AND OWING OR HAS DETERMINED TO PRESENT TO US ANY DRAFT UNDER THIS LETTER OF CREDIT, AND THE PRESENTATION OF SUCH DRAFT IN STRICT COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, SHALL AUTOMATICALLY RESULT IN PAYMENT TO THE BENEFICIARY.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS (OR SUCH OTHER ADDRESS AS BENEFICIARY MAY FROM TIME TO TIME DESIGNATE IN A NOTICE DELIVERED TO SILICON VALLEY BANK AT THE BANK’S OFFICE AND AMENDED BY US) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND August 31, 2023, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE ISSUANCE DATE BELOW, WILL BE INSERTED AT TIME OF LC ISSUANCE.)

DATED:             , 20

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES BY THE ISSUING BANK, AT THE REQUEST OF THE BENEFICIARY, BUT IN EACH INSTANCE TO A SINGLE BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT “B” ATTACHED HERETO). APPLICANT SHALL PAY OUR TRANSFER FEE OF  1⁄4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00). THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

WE HEREBY AGREE THAT DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL TRADE SERVICES - STANDBY LETTER OF CREDIT DEPARTMENT (THE “BANK’S OFFICE”). PRESENTATIONS MAY BE MADE IN PERSON OR BY OVERNIGHT COURIER DELIVERY SERVICE OR BY FACSIMILE ON OR BEFORE OUR CLOSE OF BUSINESS ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

SHOULD BENEFICIARY WISH TO MAKE PRESENTATIONS UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION (IT NEED NOT TRANSMIT THE LETTER OF CREDIT). IT MAY DO SO IN LIEU OF PRESENTING THE PHYSICAL DOCUMENTS OTHERWISE REQUIRED FOR PRESENTATION UNDER THE TERMS OF THIS LETTER OF CREDIT. PROVIDED HOWEVER, SHOULD IT ELECT TO DO SO, EACH SUCH FACSIMILE TRANSMISSION SHALL BE MADE ON A BUSINESS DAY AT FAX NO. (408) 654-2418 OR 408-969-6510; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-6274 OR (408) 654-7127 OR (408) 654-7716 OR (408) 654-3035 AND, ON THE DAY OF SUCH TRANSMISSION, BE IMMEDIATELY FOLLOWED BY BENEFICIARY’S SENDING TO US ALL OF THE ORIGINALS OF SUCH FAXED DOCUMENTS TOGETHER WITH THE ORIGINAL OF THIS LETTER OF CREDIT BY OVERNIGHT MAIL OR COURIER SERVICE TO THE BANK’S OFFICE AS DESCRIBED ABOVE.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE ISSUANCE DATE BELOW, WILL BE INSERTED AT TIME OF LC ISSUANCE.)

DATED:             , 20

PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK’S OFFICE ON THE NEXT SUCCEEDING BUSINESS DAY. PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER AFTER 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK’S OFFICE ON THE SECOND SUCCEEDING BUSINESS DAY.

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY OTHER THAN A WEEKEND DAY AND GENERALLY RECOGNIZED BANK HOLIDAYS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE UCP (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 600 (THE “UCP”).

IN THE EVENT THAT THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS LOST, STOLEN, MUTILATED, OR OTHERWISE DESTROYED, WE HEREBY AGREE TO ISSUE A CERTIFIED TRUE COPY OF THE ORIGINAL HEREOF UPON RECEIPT OF A WRITTEN REQUEST FROM YOU AND A CERTIFICATION BY YOU (PURPORTEDLY SIGNED BY YOUR AUTHORIZED REPRESENTATIVE) OF THE LOSS, THEFT, MUTILATION, OR OTHER DESTRUCTION OF THE ORIGINAL HEREOF IN THE FORM OF EXHIBIT “C” ATTACHED.

SILICON VALLEY BANK,

(FOR S V BANK USE ONLY)	(FOR S V BANK USE ONLY)
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE DATE BELOW WILL BE INSERTED BY SVB AT TIME OF ACTUAL LC ISSUANCE)

DATED:             , 20

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

DATE:	REF. NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF                      US$

U.S. DOLLARS

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF              DATED                  , 20    ”

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE	[INSERT NAME OF BENEFICIARY]
SANTA CLARA, CA 95054

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.

2.	REF. NO. INSERT YOUR REFERENCE NUMBER IF ANY.

3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY

4.	US$ INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.

5.	U.S. DOLLARS INSERT AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AT (408) 654-6274 OR (408) 654-7127 OR (408) 654-3035 OR (408) 654-7716 OR (408) 654-7128.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE DATE BELOW WILL BE INSERTED BY SVB AT TIME OF ACTUAL LC ISSUANCE)

DATED:             , 20

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

	ATTN:	GLOBAL FINANCIAL SERVICES
STANDBY LETTERS OF CREDIT

RE:	SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE DATE BELOW WILL BE INSERTED BY SVB AT TIME OF ACTUAL LC ISSUANCE)

DATED:             , 20

SINCERELY,
SIGNATURE AUTHENTICATED
(BENEFICIARY’S NAME)	THE NAME(S) TITLE(S), AND SIGNATURE(S) CONFORM TO THAT/THOSE ON FILE WITH US FOR THE COMPANY
AND THE SIGNATURE(S) IS/ARE AUTHORIZED TO
(SIGNATURE OF BENEFICIARY)	EXECUTE THIS INSTRUMENT.

(PRINTED NAME AND TITLE)	(NAME OF BANK)

(ADDRESS OF BANK)

(CITY, STATE, ZIP CODE)

(AUTHORIZED SIGNATURE)

(PRINTED NAME AND TITLE)

(TELEPHONE NUMBER)

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE DATE BELOW WILL BE INSERTED BY SVB AT TIME OF ACTUAL LC ISSUANCE)

DATED:             , 20

EXHIBIT “C”

            , 20

Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054

Attn: Standby Letters of Credit Department

Re:	Irrevocable Standby Letter of Credit No. SVBSF

Ladies and Gentlemen:

The undersigned (“Beneficiary”) is the beneficiary under Irrevocable Standby Letter of Credit No. SVBSF              issued by Silicon Valley Bank (“Bank”) upon the request of                      (together with all amendments issued to such letter of credit, the “Standby L/C”). Beneficiary cannot locate the executed original of the Standby L/C (the “Original Standby L/C”) and has requested that Bank issue a certified true copy of the Standby L/C (“Certified True Copy”) to replace the Original Standby L/C. Beneficiary understands that Bank is willing to grant Beneficiary’s request to issue the Certified True Copy so long as Beneficiary agrees to execute this letter agreement for Bank’s benefit.

In consideration of Bank’s willingness to issue the Certified True Copy, Beneficiary agrees as follows:

1.	If Beneficiary locates the Original Standby L/C, it will not draw any draft(s) or make any demand(s) upon Bank thereunder, but will promptly deliver to Bank the Original Standby L/C, marked “CANCELED”, and signed and dated by its duly authorized representative, for disposition by Bank.

2.	Beneficiary represents and warrants that it has not encumbered, assigned, or otherwise transferred its interest in the Standby L/C or delivered the Original Standby L/C to any other person or entity.

3.	Beneficiary will indemnify and save Bank harmless from and against any and all claims, judgments, demands, losses, damages, actions, liabilities, costs and expenses, including, without limitation, attorneys’ fees, which Bank at any time may suffer, sustain or incur in connection with the missing Original Standby L/C (collectively, “Claims”), including, without limitation, any presentation for payment of any draft(s) or demand(s) drawn under the Original Standby L/C by a holder in due course or a bonafide purchaser for value of the Original Standby L/C, or any other draw requests, presentments or any other claims made on the Original Standby L/C regardless of the party making such draw requests, presentments or any other claims made (including Beneficiary and/or any of its agents, successors and assigns), provided that Bank acts in a commercially reasonable and prudent manner with respect to any presentations or other draw requests or claims made on the Original Standby L/C. This indemnity shall include, without limitation, the face amount of the Original Standby L/C if Bank is required by law to pay same to a holder in due course or a bonafide purchaser for value of the Original Standby L/C and/or any presentation thereunder or proceeds thereof. Beneficiary will pay, within thirty (30) days of receipt of written request from Bank, all sums requested by Bank as indemnity for Bank’s Claims.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

(THE ABOVE LC NUMBER AND THE DATE BELOW WILL BE INSERTED BY SVB AT TIME OF ACTUAL LC ISSUANCE)

DATED:             , 20

4.	Upon the effectiveness of this letter agreement, Beneficiary irrevocably releases Bank from any obligation to it under the Original Standby L/C.

Beneficiary has executed this letter agreement by its duly authorized representative on the date hereof and this letter agreement shall be deemed to be effective as of such date.

Yours truly,

(Beneficiary)

Authorized Signature:
Name & Title:

SIGNATURE AUTHENTICATED

The signature of Beneficiary conforms to that on file with us and is authorized for the execution of such instrument.

(Name of bank)

By:
(Authorized Signature) **

(Title)

(Telephone Number)

(Address of bank)

**	VERIFICATION OF BENEFICIARY’S SIGNATURE(S) BY A NOTARY PUBLIC IS UNACCEPTABLE.